Exhibit 11(a)


                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Financial Highlights" and "Financial Statements" and to the incorporation by reference of our report dated December 11, 1995 on PaineWebber/Kidder, Peabody Municipal Money Market Series, in this Registration Statement (Form N-1A 33-36766).



                                        /s/ ERNST & YOUNG LLP
                                        ERNST & YOUNG LLP


New York, New York
February 28, 1996